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[UBS Logo]	UBS Global Asset Management (Americas) Inc. 1285 Avenue of the Americas New York, NY 10019 ubs.com/globalam-us	Request

August 24, 2012

Please vote on a proposal to reorganize UBS Global Equity Fund and UBS High Yield Fund

Shareholders of UBS Global Equity Fund and UBS High Yield Fund (Target Funds) are being asked to vote on a proposal to incorporate these Target Funds into the newly organized corresponding series and the share classes of Nationwide Mutual Funds (Acquiring Funds) as follows:

Our request
Please vote your shares as soon as possible to ensure your vote is counted at the Special Meeting of Shareholders on October 4, 2012. You may vote by:

• Mail—sign and return the enclosed proxy card(s) in the postage paid envelope provided.
• Telephone—call the number on the card(s) and follow the instructions; please have your proxy card(s) available.
• Internet—vote online by following the instructions on the enclosed proxy card(s).
• In person—vote at the joint Special Meeting of Shareholders taking place on October 4, 2012.

If we do not hear from you after a reasonable time, you may receive a call from our proxy solicitor, Computershare Fund Services, reminding you to vote.

Target Funds	Acquiring Funds
UBS Global Equity Fund	Nationwide Global Equity Fund
Class A	Class A
Class C	Class C
Class Y	Institutional Class
UBS High Yield Fund	Nationwide High Yield Bond Fund
Class A	Class A
Class C	Class C
Class Y	Institutional Class

The enclosed Proxy Statement provides complete voting instructions.

Why this is important
Combining the Target Funds into the Acquiring Funds will give the Target Funds access to Nationwide’s large distribution platform, which could lower the fund expenses and provide other efficiencies.

The Board of Trustees of the UBS Funds recommends that you vote “for” this proposal.

For more information
The enclosed Proxy Statement contains detailed information about the proposal. Please read it carefully. It also presents a “Question and Answer” section to help you evaluate the proposal.

Questions

• To vote your shares, please call our proxy solicitor, Computershare Fund Services, at 1-800-337 3503.
• To receive proxy or Fund materials, please call UBS Global Asset Management’s Shareholder Services number at 1-800-647 1568.
• To get answers to questions regarding how to vote, please call our proxy solicitor, Computershare Fund Services, at 1-877-225 6862.

UBS Global Asset Management (Americas) is a subsidiary of UBS AG